UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 8, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.   Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On June 8, 2006, the Company completed the merger by and among the Company, Unity Wireless Microwave Systems Ltd. (“UW Microwave”), an Israeli corporation and a wholly owned subsidiary of the Company, and Avantry Ltd. (“Avantry”), pursuant to the terms of a merger agreement entered into by and among the parties effective February 15, 2006 (“Merger Agreement”).

The purchase price consisted of convertible promissory notes of the Company (the “Notes”) in the aggregate principal amount of USD $1,750,000 that are convertible into common stock at $0.25 per share, and warrants to purchase an aggregate of 600,000 shares of common stock at an exercise price of USD $.40 a share (the “Warrants”).

In order to obtain the required consent of Bank Hapoalim to the merger UW Microwave assumed a $900,000 debenture to Bank Hapoalim that requires repayments up to March 31, 2007 and accrues interest at libor plus 2.5% per annum. The Company guaranteed this debenture. The debenture is secured by substantially all of the assets of UW Microwave.

The foregoing description is qualified in its entirety by reference to the Merger Agreement and the related documents, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See item 2.3 for information on a $900,000 debenture that was issued by a subsidiary of the Company and that has been guaranteed by the Company.

The foregoing description is qualified in its entirety by reference to the agreements and instruments, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

(d)  Exhibits

Exhibit	Description
2.1

Merger Agreement dated February 7, 2006 by and among Unity Wireless Corporation, Unity Wireless Microwave Systems Ltd. and Avantry Ltd. (“Merger Agreement”), incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on February 17, 2006

2.2	Amendment to the Merger Agreement
2.3

Letter Agreement dated February 7, 2006 by certain shareholders of Avantry in favor of Unity Wireless Corporation, incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on February 17, 2006

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Debenture by and between Unity Wireless Microwave Systems Ltd. and Bank Hapoalim dated June 7, 2006
10.2	Form of Guarantee Agreement by and between Unity Wireless Corporation and Bank Hapoalim dated June 7, 2006
10.3	Form of Bank Agreement by and among Unity Wireless Corporation, Unity Wireless Microwave Systems Ltd. and Bank Hapoalim dated June 7, 2006
99.1	Press Release dated June 14, 2006 by Unity Wireless Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRLESS CORPORATION

Registrant

Date:  June 14, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer